                                                                    EXHIBIT 10.6

                  CONTRIBUTION AND INDEMNIFICATION AGREEMENT
                  ------------------------------------------


     THIS CONTRIBUTION AND INDEMNIFICATION AGREEMENT (this "Agreement"), dated
                                                            ---------
as of July 10, 1998, is entered into by and among CellStar Corporation, a Delaware corporation (the "Borrower"), and the undersigned Guarantors (each a
                           --------
"Guarantor" and collectively, the "Guarantors," and together with Borrower each
----------                         ----------
a "Company" and, collectively, the "Companies").
   -------                          ---------

                               R E C I T A L S:
                               ---------------

     A. Borrower, certain banks or lending institutions from time to time party thereto (each a "Bank" and, collectively, the "Banks"), The First National
                       ----                          -----
Bank of Chicago and National City Bank, as co-agents (collectively, the "Co-
                                                                         --
Agents"), and Chase Bank of Texas, National Association (formerly known as Texas
------
Commerce Bank National Association), as agent for the Banks (the "Agent"), have
                                                                  -----
entered into that certain Credit Agreement dated as of October 15, 1997 (such Credit Agreement, as the same has been and may be amended, supplemented or modified from time to time, the "Credit Agreement"), providing for loans and
                                 ----------------
extensions of credit to the Borrower.

     B. Concurrently herewith, CellStar Telecom, Inc., a Delaware corporation ("CellStar Telecom"), Florida Properties, Inc., a Texas corporation ("Florida
  ----------------                                                    -------
Properties"), and CellStar Global Satellite Service, Ltd., a Texas limited
----------
partnership ("CellStar Global" and together with CellStar Telecom and Florida
              ---------------
Properties, the "New Guarantors"), are executing and delivering a Guaranty (the
                 --------------
"New Guaranty"), pursuant to which the New Guarantors jointly and severally
 ------------
guarantee the full and prompt payment and performance of the Guaranteed Indebtedness, as such term is defined in the New Guaranty.

     C. Concurrently with the execution and delivery of the Credit Agreement, the Guarantors other than the New Guarantors (collectively, the "Existing
                                                                 --------
Guarantors") executed and delivered a Guaranty (the "Existing Guaranty" and
----------                                           -----------------
together with the New Guaranty, the "Guaranties"), pursuant to which the
                                     ----------
Existing Guarantors jointly and severally guarantee the full and prompt payment and performance of the Guaranteed Indebtedness.

     D. Concurrently with the execution and delivery of the Existing Guaranty, the Existing Guarantors and the Borrower entered into a Contribution and Indemnification Agreement dated as of October 15, 1997 (the "Existing
                                                             --------
Contribution Agreement").
----------------------

     E. The Companies wish to enter into this Agreement to effect equitable sharing of their risk in respect of the Guaranteed Indebtedness among all of the Companies, including the New Guarantors, and to supersede and replace the Existing Contribution Agreement.





CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 1

                              A G R E E M E N T:
                              -----------------

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized terms used in this Agreement to the extent not otherwise defined herein shall have the same meanings as in the Credit Agreement.

     2. If any Guarantor makes a payment in respect of the Guaranteed Indebtedness, it shall have the rights of contribution and reimbursement set forth below against the other Companies and shall be indemnified as set forth below; provided that no Guarantor shall enforce its rights to any payment by
       --------
exercising its rights of contribution, reimbursement or indemnification unless and until all the Guaranteed Indebtedness shall have been paid in full.

     3. If any Guarantor makes a payment in respect of the Guaranteed Indebtedness that is greater than its Pro Rata Percentage (hereinafter defined) of the Guaranteed Indebtedness, calculated as of the date such payment is made, the Guarantor making such payment shall have the right to receive from each of the other Guarantors, and the other Guarantors jointly and severally agree to pay to such Guarantor, when permitted by paragraph 2 hereof, an amount such that
                                         -----------
the net payments made by the Guarantors in respect of the Guaranteed Indebtedness shall be shared among the Guarantors pro rata in proportion to their respective Pro Rata Percentages of the Guaranteed Indebtedness. The Guarantors hereby jointly and severally indemnify each of the other Guarantors and jointly and severally agree to hold each of them harmless from and against any and all amounts which any such Guarantor shall ever be required to pay in respect of the Guaranteed Indebtedness in excess of such Guarantor's respective Pro Rata Percentage of the Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of any Guarantor that shall accrue pursuant to this Agreement shall be paid nor shall it be deemed owed pursuant to this Agreement or any Loan Documents unless and until all of the Guaranteed Indebtedness shall be paid in full. As used herein, the term "Pro Rata Percentage" shall mean, for each
                                 -------------------
Guarantor, the percentage derived by dividing (a) the amount by which the fair saleable value of its assets on the Date of Determination (hereinafter defined) exceeds its liabilities (without giving effect to its Guaranty) (such excess for each Guarantor, its "Net Worth"), by (b) the Net Worth of all of the Guarantors.
                     ---------
As used herein, the term "Date of Determination" shall mean (i) August 31, 1997
                          ---------------------
for each of the Existing Guarantors, (ii) May 31, 1998 for each of Florida Properties and CellStar Telecom, and (iii) July 10, 1998 for CellStar Global.

     4. If any Guarantor makes any payment in respect of the Guaranteed Indebtedness, the Guarantor making such payment shall have the right to receive from the Borrower, and the Borrower agrees to pay to such Guarantor, when permitted by paragraph 2 hereof, an amount equal to such payment. The Borrower
             -----------
hereby indemnifies each of the Guarantors and agrees to hold each of them harmless from and against any and all amounts which any such Guarantor shall ever be required to pay in respect of the Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of the Borrower that shall accrue




CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 2 pursuant to this Agreement shall be paid or shall be deemed owed pursuant to this Agreement or any Loan Documents unless and until all of the Guaranteed Indebtedness shall be paid in full.

     5. Each Company represents and warrants to each other Company and to their respective successors and assigns that:

          (a) the execution, delivery and performance by each Company of this Agreement are within such Company's corporate or partnership powers, have been duly authorized by all necessary corporate or partnership action, as the case may be, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles or certificate of incorporation or bylaws or other organizing document of such party or of any agreement, judgment, injunction, order, decree or other instrument binding upon such party or result in the creation or imposition of any Lien on any asset of such Company ;

          (b) this Agreement constitutes a legal, valid and binding agreement of each Company, enforceable against such Company in accordance with its terms; and

          (c) such Company has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted, will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable, and is not insolvent (as that term is defined in 11 U.S.C. (S) 101 or applicable law) and will not be rendered insolvent by its obligations hereunder, and the foregoing representation is supported by such Company's internal projections and forecasts.

     6. No failure or delay by any Guarantor in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and non-exclusive of any rights or remedies provided by law.

     7. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the parties hereto and consented to in writing by the Agent.

     8. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.




CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 3

     10. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when a counterpart hereof shall have been signed by all the parties hereto.

     11. This Agreement supercedes and replaces the Existing Contribution Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   BORROWER:
                                   --------

                                   CELLSTAR CORPORATION



                                   By: /s/ MARK Q. HUGGINS
                                      --------------------------------------
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer


                                   GUARANTORS:
                                   ----------

                                   NATIONAL AUTO CENTER, INC.



                                   By: /s/ MARK Q. HUGGINS
                                      --------------------------------------
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer

                                   CELLSTAR, LTD.

                                   By:  National Auto Center, Inc.,
                                        its general partner



                                   By: /s/ MARK Q. HUGGINS
                                      --------------------------------------
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer




CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 4

                                   CELLSTAR FULFILLMENT, LTD.

                                   By:  CellStar Fulfillment, Inc.,
                                        its general partner



                                   By: /s/ MARK Q. HUGGINS
                                      --------------------------------------
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer




                                   CELLSTAR WEST, INC.



                                   By: /s/ MARK Q. HUGGINS
                                      --------------------------------------
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer



                                   CELLSTAR AIR SERVICES, INC.




                                   By: /s/ MARK Q. HUGGINS
                                      --------------------------------------
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer



                                   A & S AIR SERVICE, INC.



                                   By: /s/ MARK Q. HUGGINS
                                      --------------------------------------
                                      Mark Q. Huggins, Senior Vice President
                                      Chief Financial Officer



                                   CELLSTAR INTERNATIONAL
                                    CORPORATION/SA



                                   By: /s/ MARK Q. HUGGINS
                                      --------------------------------------
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer




CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 5

                                   AUDIOMEX EXPORT CORP.



                                   By: /s/ MARK Q. HUGGINS
                                      --------------------------------------
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer



                                   CELLSTAR INTERNATIONAL
                                    CORPORATION/ASIA



                                   By: /s/ MARK Q. HUGGINS
                                      --------------------------------------
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer



                                   CELLSTAR FULFILLMENT, INC.



                                   By: /s/ MARK Q. HUGGINS
                                      --------------------------------------
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer


                                   NAC HOLDINGS, INC.



                                   By: /s/ ELAINE F. RODRIGUEZ
                                      --------------------------------------
                                      Elaine F. Rodriguez
                                      President



                                   ACC-CELLSTAR, INC.



                                   By: /s/ MARK Q. HUGGINS
                                      --------------------------------------
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer





CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 6

                                   CELLSTAR FINANCO, INC.



                                   By: /s/ MARK Q. HUGGINS
                                      --------------------------------------
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer


                                   CELLSTAR TELECOM, INC.



                                   By: /s/ MARK Q. HUGGINS
                                      --------------------------------------
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer


                                   FLORIDA PROPERTIES, INC.



                                   By: /s/ MARK Q. HUGGINS
                                      --------------------------------------
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer


                                   CELLSTAR GLOBAL SATELLITE SERVICE,
                                   LTD.

                                   By:  National Auto Center, Inc.,
                                        its general partner




                                        By: /s/ MARK Q. HUGGINS
                                          --------------------------------------
                                          Mark Q. Huggins, Senior Vice President
                                          and Chief Financial Officer





CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 7